SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2014

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement

On March 28, 2014, Bridgeline Digital, Inc. entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which Bridgeline Digital sold an aggregate of 3,200,000 shares of common stock, par value $0.001 per share, (the “Common Stock”) at a purchase price of $0.95 per share. Taglich Brothers, Inc. served as placement agent for the transaction. The gross proceeds to Bridgeline Digital at the closing of this private placement were $3,040,000.

The shares of Common Stock issued in the transaction are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933. Pursuant to the terms of the Purchase Agreement, Bridgeline Digital has agreed to provide piggyback registration rights with respect to the shares of Common Stock purchased in the transaction in the event Bridgeline Digital files a registration statement, with certain limited exceptions.

As compensation for acting as placement agent, Bridgeline Digital paid Taglich Brothers, Inc. a cash payment of $243,200 and issued Taglich Brothers, Inc., and its affiliates, five year warrants to purchase an aggregate of 320,000 shares of Common Stock at a price equal to $1.05 per share. Bridgeline Digital agreed to provide piggyback registration rights with respect to the shares of common stock underlying the warrants.

A copy of the Purchase Agreement and the form of placement agent warrant will be included as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2014. The foregoing description of the exhibit does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which is incorporated by reference.

Item 3.02.     Unregistered Sales of Equity Securities

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 9.01.     Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer

Date: March 31, 2014